SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        June 19, 2002
                                                 ------------------------------



                           MainStreet BankShares, Inc.
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             (Exact name of registrant as specified in its charter)







   Virginia                        333-86993                     54-1956616
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(State or other                   (Commission                (I.R.S. Employer
Jurisdiction                      File Number)               Identification No.)
of incorporation)






Suite 12, Patrick Henry Mall, 730 East Church Street,
   Martinsville, Virginia                                              24112
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       (Address of principal executive offices)                      (Zip Code)






Registrant's telephone number, including area code      (276) 632-8054
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

MainStreet BankShares, Inc. filed a registration statement on Form SB-2 with the Securities and Exchange Commission that became effective on August 24, 2001. The registration statement is a secondary offering to offer a minimum of 510,850 shares of common stock and a maximum of 801,807 shares of common stock to the public at $10.50 per share. The registration statement also offers 60,574 shares of common stock at $10.50 per share to the organizing directors of Franklin Community Bank, N.A. The primary reason for the secondary offering is to organize and capitalize Franklin Community Bank, N.A. ("Franklin Bank"), to be an additional wholly owned subsidiary of MainStreet BankShares, Inc. Currently, MainStreet BankShares, Inc. has one wholly owned subsidiary, Smith River Community Bank, N.A.

Franklin Community Bank, N.A., is being organized as a nationally chartered commercial bank and member of the Federal Reserve Bank of Richmond. Franklin Bank received its preliminary approval from the Office of the Comptroller of the Currency on October 24, 2001 and from the Federal Deposit Insurance Corporation
(FDIC) on November 2, 2001. Franklin Bank's initial capitalization will be provided from the net proceeds of the offering by MainStreet BankShares, Inc. purchasing all 547,619 shares of Franklin Bank's common stock. The purchase price per share is $10.50. Franklin Bank plans to operate, much like Smith River Community Bank, N.A., as a locally-owned and operated commercial bank emphasizing personal customer service and other advantages incident to banking with a locally-owned community bank. In the early years, it will rely on local advertising and the personal contacts of its directors and employees, and our shareholders to attract customers and business to the Bank. The Franklin Bank will initially be located at 400 Old Franklin Turnpike, Suite 108, Rocky Mount, Virginia. It is anticipated that the Franklin Bank will open Summer 2002.

As provided in the registration statement, the offering would terminate at June 30, 2002 if the minimum of all shares of common stock to the public and the organizers of 571,424 had not been sold, but MainStreet BankShares, Inc reserved the right to extend the offering to December 31, 2002. The Board of Directors of MainStreet BankShares, Inc. voted unanimously at a regular meeting of the board on June 19, 2002, to extend the offering to September 30, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 21, 2002                   /s/ C. R. McCullar
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                                       President and CEO


Date:  June 21, 2002                   /s/ Brenda H. Smith
                                       ------------------------------------
                                       Senior Vice President/CFO
                                       Corporate Secretary